                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2003

         Advanta Business Receivables Corp., as Transferor

                on behalf of Advanta Business Card Master Trust
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                        333-81788                23-2852207
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)

                       Advanta Business Receivables Corp.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                        333-81788                23-2852207
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)

Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                     89509
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (775) 823-3080

          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

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ITEM 2.                   ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Notes and the Receivables.

         Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (file No. 333-81788), as amended (the "Registration Statement").

         As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer") which issued $386,000,000 in aggregate principal amount of its Series 2003-A Asset Backed Notes (the "Notes") that were registered pursuant to the Registration Statement on February 25, 2003 (the "Closing Date").

         This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be issued in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

         The primary assets of the Issuer are a pool of receivables in a portfolio of Mastercard(R) and VISA(1) business revolving credit card accounts.

ITEM 7.                   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                          INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

Exhibit No.                        Description
--------------                     --------------------------------------------------------------------------------
1.1                                Underwriting Agreement, dated February 19, 2003, among Advanta Business
                                   Receivables Corp., Advanta Bank Corp. and Barclays Capital Inc., as
                                   Representative of the Underwriters.

4.1                                Series 2003-A Indenture Supplement, dated as of February 1, 2003, between the
                                   Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust
                                   Company), as indenture trustee.

-------------------------
1 MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and VISA, U.S.A. Inc., respectively.

                                       -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2003

                               ADVANTA BUSINESS CARD MASTER TRUST

                               By: Advanta Bank Corp., as attorney-in-fact

                               By: /s/ Michael Coco
                                 ---------------------------------------------
                               Name:  Michael Coco
                               Title: Vice President - Capital Markets
                                      and Asset/Liability Management

                               ADVANTA BUSINESS RECEIVABLES CORP.

                               By: /s/ Mark Shapiro
                                 ---------------------------------------------
                               Name:  Mark Shapiro
                               Title: Vice President and Assistant Treasurer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-------------                      --------------------------------------------------------------------------------
1.1                                Underwriting Agreement, dated February 19, 2003, among Advanta Business
                                   Receivables Corp., Advanta Bank Corp. and Barclays Capital Inc., as
                                   Representative of the Underwriters.

4.1                                Series 2003-A Indenture Supplement, dated as of February 1, 2003, between the
                                   Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust
                                   Company), as indenture trustee.

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